UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2003

SYMYX TECHNOLOGIES, INC.

(Exact name of registrant as specified in its chapter)

Delaware	0-27765	77-0397908
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3100 Central Expressway
Santa Clara, California	95051
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 764-2000

Not Applicable
(Former name or former address, if changed since last report.)

Item 7. Financial Statements and Exhibits.

(c)  Exhibits.

99.1	Press Release dated April 23, 2003, issued by Symyx Technologies, Inc.

Item 9. Regulation FD Disclosure.

     The information in this section is being furnished to, but not filed with, the Securities and Exchange Commission solely under Item 12 of Form 8-K, “Results of Operations and Financial Condition,” pursuant to interim guidance provided by the Commission in Release No. 33-8216.

     On April 23, 2003, Symyx Technologies, Inc. issued a press release announcing revenue, earnings and certain other information related to the first quarter ended March 31, 2003 and reiterating guidance in relation to expected results for the remainder of fiscal year 2003. A copy of the April 23, 2003 press release is included as Exhibit 99.1 hereto. This exhibit is not filed, but is furnished pursuant to Item 12. (a) of Form 8-K.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYMYX TECHNOLOGIES, INC. (Registrant)

Date: April 23, 2003	By:	/s/ Steven D. Goldby

Steven D. Goldby Chairman of the Board, Chief Executive Officer (Principal Executive Officer)

Date: April 23, 2003	By:	/s/ Jeryl L. Hilleman

Jeryl L. Hilleman Senior Vice President, Chief Financial Officer (Principal Financial and Accounting Officer)

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EXHIBIT INDEX

Number	Exhibit

99.1	Press Release dated April 23, 2003, issued by Symyx Technologies, Inc.

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